SCHEDULE OF SUPPLEMENTAL BALANCE SHEET INFORMATION (Details) - USD ($)	Jun. 30, 2024	Jun. 30, 2023
Leases
Operating lease right-of-use assets, net	$ 16,325,988	$ 17,537,096
Operating lease liabilities - current	2,352,482	2,326,162
Operating lease liabilities - non-current	10,938,477	10,612,508
Total operating lease liabilities	$ 13,290,959	$ 12,938,670